EXHIBIT 21
REGIONS FINANCIAL CORPORATION
SUBSIDIARIES AT DECEMBER 31, 2018

1.	2050 Holdings, LLC (2)

2.	A-F Leasing, Ltd. (2)

3.	BAP Advisors LLC (7)

4.	Barthel Tide Holding LLC (4)

5.	BlackArch Partners LLC (7)

6.	BlackArch Securities LLC (7)

7.	Broussard Tide Holding LLC (4)

8.	CPMOB Holdings, LLC (2)

9.	Dalfrey Tide Holding LLC (4)

10.	First Sterling Associates, No. 8 LLC (8)

11.	First Sterling Associates No. 9 LLC (4)

12.	First Sterling Associates No. 10 LLC (4)

13.	First Sterling Associates No. 11 LLC (4)

14.	First Sterling Associates No. 12 LLC (8)

15.	First Sterling Associates No. 14 LLC (8)

16.	First Sterling Associates No. 15 LLC (8)

17.	First Sterling Associates No. 16 LLC (8)

18.	First Sterling Associates No. 17 LLC (8)

19.	First Sterling Associates No. 18 LLC (8)

20.	First Sterling Associates No. 19 LLC (8)

21.	First Sterling Associates No. 52 LLC (8)

22.	First Sterling Associates No. 53 LLC (8)

23.	First Sterling Associates No. 54 LLC (8)

24.	First Sterling Associates No. 55 LLC (8

25.	First Sterling Investor 167 LLC (8)

26.	First Sterling Investor 168 LLC (8)

27.	First Sterling Investor 172 LLC (8)

28.	First Sterling Investor 173 LLC (8)

29.	First Sterling Investor 178 LLC (8)

30.	First Sterling Investor 179 LLC (8)

31.	First Sterling Investor 184 LLC (8)

32.	First Sterling Investor 185 LLC (8)

33.	First Sterling Investor 186 LLC (8)

34.	First Sterling Investor 188 LLC (8)

35.	First Sterling Investor 189 LLC (8)

36.	First Sterling Investor 190 LLC (8)

37.	First Sterling Investor 191 LLC (8)

38.	First Sterling Investor 192 LLC (8)

39.	First Sterling Investor 193 LLC (8)

40.	First Sterling Investor 194 LLC (8)

41.	First Sterling Investor 195 LLC (8)

42.	First Sterling Investor 196 LLC (8)

43.	First Sterling Investor 197 LLC (8)

44.	First Sterling Investor 198 LLC (8)

45.	First Sterling Investor 199 LLC (8)

46.	First Sterling Partners LLC (8)

47.	First Sterling Partners No. 4 LLC (8)

48.	First Sterling Partners No. 5 LLC (8)

49.	First Sterling Partners No. 6 LLC (8)

50.	First Sterling Partners No. 7 LLC (4)

51.	FMLS, Inc. (6)

EXHIBIT 21
REGIONS FINANCIAL CORPORATION
SUBSIDIARIES AT DECEMBER 31, 2018

52.	Fortier Tide Holding LLC (4)

53.	FS Monroe LLC (8)

54.	LMIW Acquisition Management, LLC (5) (f/k/a Regions Acquisition Management, LLC)

55.	LMIW I, LLC (5)

56.	LMIW IV, LLC (5)

57.	LMIW VII, LLC (2)

58.	LMIW IX, LLC (fka Crestmoor Two, LLC) (4)

59.	Monroe Court Associates LLC (8)

60.	Orion Summit Services LLC (8)

61.	RAH Investor 200 LLC (10)

62.	RAH Investor 201 LLC (10)

63.	RAH Investor 202 LLC (10)

64.	RAH Investor 203 LLC (10)

65.	RAH Investor 205 LLC (10)

66.	RAH Investor 206 LLC (10)

67.	RAH Investor 207 LLC (10)

68.	RAH Investor 208 LLC (10)

69.	RAH Investor 209 LLC (10)

70.	RAH Investor 210 LLC (10)

71.	RAH Investor 211 LLC (10)

72.	RAH Investor 212 LLC (10)

73.	RAH Investor 213 LLC (10)

74.	RAH Investor 214 LLC (10)

75.	RAH Investor 215 LLC (10)

76.	RAH Investor 217 LLC (10)

77.	RAH Investor 218 LLC (10)

78.	RAH Investor 219 LLC (10)

79.	RAH Investor 220 LLC (10)

80.	RB Affordable Housing, Inc. (2)

81.	RB Affordable Housing (Arkansas River) GP, LLC (3)

82.	RB Affordable Housing (Arrington II) GP, LLC (3)

83.	RB ARM 2007 GP, LLC (2)

84.	RB Crestmoor AL Three GP, LLC (2)

85.	RB Greenwood SC Six GP, LLC (2)

86.	RB SLP General Partner, LLC (2)

87.	RB Thunder Ridge GP Upper Tier, LLC (2)

88.	Regions Affordable Housing LLC (fka RDEPF LLC) (4)

89.	Regions Bank (1)

90.	Regions Business Capital Corporation (4)

91.	Regions Capital Advantage, Inc. (fka UPB Investment, Inc.) (6)

92.	Regions Commercial Equipment Finance, LLC (fka A-F Leasing, LLC) (2)

93.	Regions Equipment Finance Corporation (2)

94.	Regions Equipment Finance, Ltd. (2)

95.	Regions Investment Management, Inc. (fka Morgan Asset Management, Inc.) (6)

96.	Regions Investment Services, Inc. (2)

97.	Regions Securities LLC (4)

98.	RFC Financial Services Holding LLC (4)

99.	Sterling Affordable Housing LLC (4)

100.	Sterling Corporate Services LLC (8)

101.	Thunder Ridge Upper-Tier, LP (2)

102.	Upper-Tier Clearwater Apartments, LP (2)

103.	Upper-Tier Esplanade, LP (2)

EXHIBIT 21
REGIONS FINANCIAL CORPORATION
SUBSIDIARIES AT DECEMBER 31, 2018

Tax credit fund entities held as .01% General Partner or Managing Member:

104.	First Sterling Affordable Housing Fund I LLC (4)

105.	Knightstown Historic L.P. (8

106.	National Credit Partners XVII Limited Partnership (4)

107.	National Tax Credit Fund 27 L.P. (8)

108.	National Tax Credit Fund 37 L.P. (8)

109.	RAH Corporate Partners Fund 55 LLC (f/k/a: Sterling Corporate Partners
Fund 55 LLC) (8)

110.	Sterling Corporate Partners Fund 51, L.P. (8)

111.	Sterling Corporate Partners Fund 52, L.P. (8)

112.	Sterling Corporate Partners Fund 53, L.P. (8)

113.	Sterling Corporate Partners Fund 54, L.P. (8)

114.	Sterling Corporate Tax Credit Fund IV, L.P. (8)

115.	Sterling Corporate Tax Credit Fund V, L.P. (8)

116.	Sterling Corporate Tax Credit Fund VI, L.P. (8)

117.	Sterling Corporate Tax Credit Fund VIII, L.P. (9)

118.	Sterling Corporate Tax Credit Fund X, L.P. (8)

119.	Sterling Corporate Tax Credit Fund XVI, L.P. (8)

120.	Sterling Corporate Tax Credit Fund XVIII, L.P. (8)

121.	Sterling Corporate Tax Credit Fund XIX, L.P. (4)

122.	Sterling Corporate Tax Credit Fund XXIV, L.P. (4)

123.	Sterling Corporate Tax Credit Fund XXV, L.P. (8)

124.	Sterling Corporate Tax Credit Fund XXVI, L.P. (4)

125.	Sterling Corporate Tax Credit Fund XXVI-B, L.P. (4)

126.	Sterling Corporate Tax Credit Fund XXVIII, L.P. (4)

127.	Sterling Corporate Tax Credit Fund XXIX, L.P. (4)

128.	Sterling Corporate Tax Credit Fund XXX, L.P. (8)

129.	Sterling Corporate Tax Credit Fund XXXI, L.P. (8)

130.	Sterling Corporate Tax Credit Fund XXXII, L.P. (4)

131.	Sterling Corporate Tax Credit Fund XXXIV, L.P. (8)

132.	Sterling Corporate Tax Credit Fund XXXV, L.P. (4)

133.	Sterling Corporate Tax Credit Fund XXXIX, L.P. (8)

134.	Sterling Corporate Tax Credit Fund XL, L.P. (4)

135.	Sterling Corporate Tax Credit Fund XLI, L.P. (8)

136.	Sterling Corporate Tax Credit Fund XLII, L.P. (4)

137.	Sterling Corporate Tax Credit Fund XLIII, L.P. (4)

138.	Sterling Corporate Tax Credit Fund XLIV, L.P. (4)

139.	Sterling Corporate Tax Credit Fund XLV, L.P. (4)

140.	Sterling Corporate Tax Credit Fund XLVI, L.P. (4)

141.	Sterling Corporate Tax Credit Fund XLVII, L.P. (4)

142.	Sterling Corporate Tax Credit Fund XLVIII LLC (8)

143.	Sterling Corporate Tax Credit Fund XLIX LLC (8)

144.	Sterling Corporate Tax Credit Fund 63 LLC (8)

145.	Sterling Corporate Tax Credit Fund 64 LLC (8)

146.	Sterling Corporate Tax Credit Fund 65 LLC (4)

147.	Sterling Corporate Tax Credit Fund 67 LLC (8)

148.	Sterling Corporate Tax Credit Fund 68 LLC (8)

149.	Sterling Corporate Tax Credit Fund 69 LLC (8)

EXHIBIT 21
REGIONS FINANCIAL CORPORATION
SUBSIDIARIES AT DECEMBER 31, 2018

Non-profit entities:

•	Regions Community Development Corporation (6)

•	Regions Foundation (f/k/a Regions Financial Corporation Foundation) (2)

•	Regions Foundation (of Tennessee) (6)

(1) Affiliate state bank chartered under the banking laws of Alabama.
(2) Incorporated/Organized under the laws of Alabama.
(3) Organized under the laws of Arkansas.
(4) Incorporated/Organized under the laws of Delaware.
(5) Incorporated/Organized under the laws of Florida.
(6) Incorporated under the laws of Tennessee.
(7) Organized under the laws of North Carolina.
(8) Organized under the laws of New York.
(9) Organized under the laws of Massachusetts.
(10) Organized under the laws of Mississippi.